                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/

Filed by a party other than the registrant

Check the appropriate box:

        / /       Preliminary Proxy Statement
        / /       Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
        /X/       Definitive Proxy Statement
        / /       Definitive Additional Materials
        / /       Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12

                               Invicta Corporation
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                  (Name of Registrant as Specified in Charter)

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      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

        Payment of filing fee (check the appropriate box):

        /X/       No fee required.

        / /       Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

        (1)       Title of each class of securities to which transaction applies:

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        (2)       Aggregate number of securities to which transaction applies:

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        (3)       Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated  and state how it was determined):

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        (4)       Proposed maximum aggregate value of transaction:

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        (5)       Total fee paid:

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        / /       Fee paid previously with preliminary materials.

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        / /       Check  box if any part of the fee is  offset  as  provided  by
Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)        Amount Previously Paid:

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       (2)        Form, Schedule or Registration Statement No.:

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       (3)        Filing Party:

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       (4)        Date Filed:

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                               INVICTA CORPORATION
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 25, 2001
                                 --------------

To the Stockholders:

         NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Stockholders  (the
"Meeting") of INVICTA CORPORATION, a Delaware corporation (the "Company"),  will be held at the Double Tree Guest Suites, 701 NW 53rd Street, Boca Raton, Florida
33487, on June 25, 2001, at 10:00 A.M., local time, for the following purposes:

                  1. To elect  five (5)  members  of the Board of  Directors  to serve until the next  annual  meeting of  stockholders  and until their successors have been duly elected and qualified;

                  2. To ratify the appointment of Schuhalter  Coughlin & Souzzo,
         LLC as  independent  auditors  for the fiscal year ending  December 31,
         2001; and

                  3. To transact such other  business as may properly be brought before the Meeting or any adjournment thereof.

         The Board of Directors  has fixed the close of business on May 24, 2001 as the record date for the  Meeting.  Only  stockholders  of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                           By Order of the Board of Directors

                                           /s/ Kenneth A. Brown
                                           KENNETH A. BROWN
                                           SECRETARY

Dated: June 4, 2001

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE  MEETING,  YOU ARE URGED
TO FILL IN,  DATE,  SIGN AND RETURN THE ENCLOSED  PROXY IN THE ENVELOPE  THAT IS
PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               INVICTA CORPORATION
                               1121 HOLLAND DRIVE
                            BOCA RATON, FLORIDA 33487
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 25, 2001
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of
Directors of Invicta  Corporation,  a Delaware  corporation (the "Company"),  in connection with the solicitation of the  accompanying  Proxy for use at the 2001
Annual Meeting of  Stockholders of the Company (the "Meeting") to be held at the
Double Tree Guest Suites, 701 NW 53rd Street, Boca Raton, Florida 33487, on June
25, 2001, at 10:00 A.M., local time, or at any adjournment thereof.

         The  principal  executive  offices of the  Company  are located at 1121
Holland Drive,  Boca Raton,  Florida 33487.  The approximate  date on which this
Proxy  Statement  and the  accompanying  Proxy  will  first  be sent or given to stockholders is June 4, 2001.

                        RECORD DATE AND VOTING SECURITIES

         Only  stockholders  of record at the close of business on May 24, 2001, the record date (the "Record Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any adjournment  thereof. As of the close of business on the Record Date,  there were  13,323,465  outstanding  shares of the
Company's  common  stock,  $.001 par value (the  "Common  Stock").  Each of such shares is entitled to one vote. There was no other class of voting securities of the  Company  outstanding  on that date.  All shares of Common  Stock have equal voting rights.  A majority of the outstanding  shares of Common Stock present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

         Shares of Common  Stock  represented  by  Proxies,  which are  properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, the  shares  of  Common  Stock  represented  thereby  will be voted  (i) for the election as  Directors  of the persons who have been  nominated  by the Board of
Directors,  (ii) to ratify the appointment of Schuhalter  Coughlin & Souzzo,
LLC as  independent  auditors for the fiscal year ending  December 31, 2001, and
(iii) for any other  matter that may  properly be brought  before the Meeting in accordance with the judgment of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a stockholder's right to attend the  Meeting and vote in person.  Any Proxy  executed  and  returned by a stockholder  may  be  revoked  at any  time  thereafter  if  written  notice  of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting,  or by execution of a subsequent  proxy which is presented at the Meeting,  or if the stockholder  attends the Meeting and votes by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority conferred by such Proxy prior to such revocation.  For purposes of determining the presence of a quorum for transacting business at the
Meeting,  abstentions  and broker  "non-votes"  (i.e.,  proxies  from brokers or nominees  indicating that such persons have not received  instructions  from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have  discretionary  power)
will be treated as shares that are present but which have not been voted.

         The cost of  solicitation  of the Proxies being  solicited on behalf of the Board of Directors  will be borne by the Company.  In addition to the use of the mails, proxy  solicitation may be made by telephone,  telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

                               SECURITY OWNERSHIP

         The following table sets forth information  concerning ownership of the
Company's  Common  Stock,  as of the Record  Date,  by each person  known by the
Company  to be the  beneficial  owner of more than five  percent  of the  Common
Stock,  each director,  each executive  officer,  each nominee for election as a director and by all directors and executive officers of the Company as a group:

                                          Amount and Nature
                                            of Beneficial
Name and Address of Beneficial Owner        Ownership (1)       Percent of Class
------------------------------------        -------------       ----------------

Louis Gleckel, MD                             6,807,000(2)          38.41%

Alan Yuster                                          --              --

Kenneth Brown                                    40,000               *

Charles Phillips                                 10,000               *

William J. Reilly, Esq.                         240,000              1.8%

George Kohan
c/o Phillip Kohan
165 12th Avenue North                           850,000              6.38%
Safety Harbor, FL 34695

All executive officers and directors as a
group (5)                                    7,097,000              40.04%
                                             =========              =====

------------------
*Less than 1%

(1)      Beneficial  ownership has been  determined  in accordance  with Section
         13d-3  under the  Securities  Exchange  Act ("Rule  13d-3")  and unless otherwise  indicated,  represents shares for which the beneficial owner has sole  voting  and  investment  power.  The  percentage  of class is calculated in accordance with Rule 13d-3 and includes options and other rights to subscribe which are exercisable within the next 60 days as of
         May 24, 2001.

(2)      Includes  2,200,000  shares of Common  Stock and  Warrants  held by LWG
         Capital LLC to purchase  4,400,000  shares of Common Stock. Dr. Gleckel is a control person of LWG Capital LLC.

                                   MANAGEMENT

         The directors and executive officers of the company are as follows:

Name                                    Age             Position
----                                    ---             --------

Louis Gleckel, M.D.                      46             Chairman

Alan Yuster                              52             President, Director

Kenneth Brown                            62             Secretary, Director

Charles Phillips                         53             Director

William J. Reilly, Esq.                  47             Treasurer, Director

         The  principal  occupation  for the past five years and current  public directorships of each of the directors and executive officers is as follows:

         ALAN YUSTER has been the President of the Company and a Director  since
November 2000.  Before his employment with the Company,  Mr. Yuster was employed by Rodenstock,  where he has held several  different  positions since 1988. From
1999  through  October  2000,  Mr.  Yuster  was a Vice  President  of  Lenses at
Rodenstock  USA,  where  he was  responsible  for  re-organizing  the  USA  Lens
Division.  From 1996 until  1999,  Mr.  Yuster was a Director  of  International
Sales,  Americas  for  Rodenstock,   where  he  was  responsible  for  strategic
initiatives and planning. From 1992 through 1996 Mr. Yuster was a vice-president of Rodenstock's  Lens Division,  where he was  responsible  for  administration, sales, marketing, profit and loss and strategic planning.

         KENNETH  BROWN has been the  Secretary  of the  Company  and a Director since September 1997. From 1990 through 1997, Mr. Brown was an executive officer of Broaddus  Grocery,  Inc.  and from 1995 till 1997 Mr.  Brown also served as a consultant to Bay Area Paging, Inc.

         CHARLES A.  PHILLIPS has been a Director of the Company  since  January
2000 and has been Vice  President,  Chief  Operations  Officer and a Director of
Quigley  Corporation  since September 1989.  Before his employment with Quigley,
Mr.  Phillips  founded and operated KEB  Enterprises,  a gold and diamond mining operation that was based in Sierra Leone, West Africa. In addition, Mr. Phillips also served as a technical  consultant for Re-Tech,  Inc., a company  located in
Horsham,  Pennsylvania,   where  he  was  responsible  for  full  marketing  and
production of a prototype electrical device.

         LOUIS GLECKEL, MD joined the Company in October 2000 as a member of the
Advisory Board, and was appointed to the Board of Directors in December, 2000. A graduate of Amherst  College (B.A.) and SUNY Downstate  Medical  College (M.D.),
Dr. Gleckel is a founder of ProHealth  Care  Associates LLP of New York, a large multi-specialty  physician organization with over 100 doctors and 500 employees.
He is a team physician for the N.Y. Jets,  N.Y.  Islanders,  and the U.S. Tennis
Association  at  the  U.S.  Open.  With  expertise  in  medical   financing  and
manufacturing,  Dr. Gleckel will advise the Company as Medical  Coordinator  for new product research and development and product manufacturing.

         WILLIAM J. REILLY,  ESQ. has been a Director of the Company  since 1997 and was  previously the Company's  Secretary.  Mr. Reilly is an attorney and has been  engaged  in the  private  practice  of law since  1984,  concentrating  on corporate securities matters. In addition,  from March 1986 to January 1991, Mr.
Reilly  served as  President of American  Leisure  Entertainment  Corp.  and was
responsible  for  developing its  entertainment  restaurant  concept.  Under his direction,  American  Leisure  Entertainment  Corp.  completed an initial public offering of its stock in October  1987.  From 1996 to May 1999,  Mr.  Reilly was
also a Director of Goldstar Entertainment Media, Inc.

                      PROPOSAL NO. 1--ELECTION OF DIRECTORS

NOMINEES

         Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  Annual  Meeting of  Stockholders  of the Company and until their successors shall be duly elected and qualified.  Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting.  Abstentions from  voting and broker  non-votes  on the  election of  directors  will have no effect since they will not  represent  votes cast at the Meeting for the purpose of electing directors.  All nominees are currently directors of the Company. The terms of the current  directors  expire at the Meeting and when their successors are duly elected and qualified.  Management has no reason to believe that any of the nominees  will be unable or  unwilling  to serve as a director,  if elected.
Should any of the  nominees  not remain a candidate  for election at the date of the  Meeting,  the Proxies  will be voted in favor of those  nominees who remain candidates  and may be voted for  substitute  nominees  selected by the Board of
Directors.

         The names of the nominees for director are Louis  Gleckel,  M.D.,  Alan
Yuster, Kenneth A. Brown, Charles Phillips, and William J. Reilly, Esq.

         See  Management  for  information  regarding  each of the  nominees for director.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE ELECTION OF EACH OF
THE NOMINEES.

DIRECTORS' MEETINGS AND COMPENSATION

         The Board of Directors meets on a regularly scheduled basis and met six times during the year ended December 31, 2000. From time to time, the members of the Board of Directors act by unanimous  written consent pursuant to the laws of the State of Delaware. The Company does not have a standing audit,  compensation or nominating  committee of the Board, or other  committees  performing  similar functions.

         As compensation for their services as members of the Board of Directors in 2000,  each Board member  received,  in February  2000,  warrants to purchase
50,000  shares of Common  Stock at an  exercise  price of $2.25 per  share.  The warrants  become  exercisable  on such date as may be determined by the Board of
Directors, but in no event prior to January 1, 2002.

                             EXECUTIVE COMPENSATION

         The  following  table  sets  forth  all  compensation  awarded  to  the individuals who served as the Company's  Chief  Executive  Officer during fiscal
2000. No executive  officer of the Company  received  compensation  in excess of
$100,000 during fiscal 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                                         Long Term
                                                                                                        Compensation
                                                                      Annual Compensation               -------------
                                                                      -------------------                 Securities
                                                                                    Other Annual       Underlying Options
           Name and Principal Position          Year     Salary($)    Bonus ($)   Compensation($)(1)      (Shares)
           ---------------------------          ----     ------       -----                               --------
Herman Burckhardt,                              2000      $ 65,192      --                --                --
Former Chief Executive Officer
Alan Yuster, President and Chief Executive      2000      $ 26,000      --                --                --
Officer (2)(3)

(1)      Perquisites and other personal benefits, securities or property to each executive  officer  did not exceed the lesser of $50,000 or 10% of such executive officer's salary and bonus.
(2)      Received  200,000  warrants  in  November  2000  with a 3 year  vesting schedule at $9.00 per share.
(3)      Received  400,000  contingent  warrants in February  2000 with  various vesting times at $2.25 per share.

         EMPLOYEE AGREEMENTS

         Mr. Yuster serves as the Company's  President  pursuant to the terms of an employment agreement, dated November 1, 2000. This agreement is for a term of three years, but it may be extended for such one year periods as the Company and
Mr. Yuster agree.  Pursuant to the terms of the  agreement,  Mr. Yuster is to be paid a base salary of  $156,000  for the first year of the  agreement  which sum shall be increased by ten percent each year thereafter.  In addition, Mr. Yuster is  entitled  to a  bonus,  for  which  the  Board  of  Directors  has  complete discretion.  Mr.  Yuster is also  entitled  to  200,000  Common  Stock  purchase warrants as additional compensation, exercisable at $9.00 per share and expiring five  years from each  vesting  period.  These  warrants  vest each sixth  month anniversary of the agreement in installments of 33,333 warrants.

         BOARD OF DIRECTORS COMPENSATION REPORT

         GENERAL

         As the Company has no compensation committee,  all members of the Board of Directors participate in setting the Company's compensation policies.

         COMPENSATION PHILOSOPHY

         The Board of Directors  executive  compensation  philosophy  is to base management's  pay, in part, on achievement of the Company's annual and long-term performance goals, to provide  competitive levels of compensation,  to recognize individual initiative,  achievement and length of service to the Company, and to assist the Company in attracting and retaining qualified  management.  The Board of Directors also believes that the potential for equity ownership by management is  beneficial  in aligning  management's  and  stockholders'  interests  in the enhancement of stockholder  value. The Company has not established a policy with regard to Section  162(m) of the Internal  Revenue Code of 1986, as amended (the
"Code").

         SALARIES

         Base  salaries for the  Company's  executive  officers  are  determined initially  by  evaluating  the  responsibilities

of the position held and the experience of the  individual,  and by reference to the  competitive  marketplace for management  talent,  including a comparison of base  salaries for  comparable  positions at other  comparable  companies.  Base salary  compensation of executive  officers is reviewed annually by the Board of
Directors,  and are then acted  upon by the Board of  Directors.  Annual  salary adjustments  are  determined  by evaluating  the  competitive  marketplace;  the performance of the Company; the performance of the executive;  the length of the executive's service to the Company and any increased responsibilities assumed by the  executive.  The Company  places itself between the low and medium levels in determining salaries compared to the other comparable businesses

         COMMON STOCK PERFORMANCE

         The following graph compares,  for each of the fiscal months indicated, the monthly  percentage  change in the Company's  cumulative  total  stockholder return on the  Company's  Common  Stock  during 2000 with the  cumulative  total return of (a) The Nasdaq  Stock  Market,  and (b) The S&P Medical  Products  and
Supplies Index.

COMPANY NAME/INDEX             7/03/00    7/31/00   8/31/00    9/29/00   10/31/00    11/30/00   12/29/00

S&P MEDICAL PRODUCTS AND
SUPPLIES INDEX                 100.00     104.92    111.22     113.77     114.13      109.31      117.72

NASDAQ                         100.00      94.76    105.66      92.34      84.19       65.09       61.75

INVICTA, INC.                  100.00     204.54    418.18     363.64     272.73      236.36      177.75

                               [PERFORMANCE GRAPH]

         There can be no  assurance  that the Common  Stock's  performance  will continue with the same or similar trends depicted in the graph above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During  fiscal  2000,  LWG  Capital  LLC,  which is  controlled  by the
Chairman of the Board of the Company,  Dr. Louis  Gleckel,  provided the Company with a series of bridge loans in the aggregate amount of $2,000,000.  On May 19,
2001,  the Company  completed a private  placement  sale of 5,500,000  shares of
Common Stock and warrants to purchase 11,000,000 shares of Common Stock at $2.25 per share. Under the terms of this private placement,  LWG Capital LLC purchased
2,200,000  shares of Common Stock and a warrant to purchase  4,400,000 shares of
Common Stock by converting the Company's indebtedness under the bridge loans and paying an additional $200,000 in cash.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section  16(a) of the  Securities  Exchange  Act of 1934,  as  amended, requires the Company's executive officers,  directors,  and persons who own more than 10% of the Company's  outstanding  Common Stock to file initial  reports of ownership and changes in ownership with the Securities and Exchange  Commission.
Officers, directors and greater than 10% stockholders are required by Commission regulations  to furnish the Company with copies of all Section  16(a) forms they file. The Company believes that its executive officers,  directors,  and greater than 10% stockholders  complied during the year ended December 31, 2000 with the reporting requirements of Section 16(a).

                 PROPOSAL NO. 3 - INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed  Schuhalter Coughlin & Souzzo, LLC as the  Company's  independent  public  accountants  for the fiscal  year ending
December  31,  2001.  Although  the  selection  of  auditors  does  not  require ratification,  the Board of  Directors  has  directed  that the  appointment  of
Schuhalter  Coughlin & Souzzo, LLC be submitted to stockholders for ratification due to the significance of their appointment to the Company. A representative of
Schuhalter  Coughlin  & Souzzo,  LLC is  expected  to be  present  at the Annual
Meeting.  Such representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate  questions from stockholders.

         The  affirmative  vote of the holders of a majority of the Common Stock present,  in person or by proxy, is required for ratification of the appointment of by Schuhalter Coughlin & Souzzo, LLC as independent  auditors of the Company.
An abstention,  withholding of authority to vote or broker non-vote,  therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

         The Board of  Directors  of the  Company  recommends  a vote  "FOR" the ratification  of the  appointment  of Schuhalter  Coughlin & Souzzo,  LLC as the
Company's independent public accountants for the fiscal year ending December 31,
2001.

         The  Company's  auditors  for the year  ended  December  31,  2000 were
Schuhalter Coughlin & Souzzo, LLC.

         AUDIT FEES: The aggregate fees billed for professional services for the audit of the Company's annual  financial  statements for the year ended December
31, 2000 and the reviews of the financial  statements  included in the Company's
Forms 10-Q for the year ended December 31, 2000 was $25,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: None

         ALL OTHER FEES:  The Company's  independent  public  accountant did not perform any  additional  services for the Company during the year ended December
31, 2000.

                                  ANNUAL REPORT

         All  stockholders  of record as of the Record Date,  have been sent, or are concurrently herewith being sent, a copy of the Company's 2000 Annual Report on Form 10-KSB for the year ended December 31, 2000,  which  contains  certified consolidated  financial  statements of the Company and its  subsidiaries for the year ended December 31, 2000.

         ANY  STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE AN ADDITIONAL
COPY OF THE COMPANY'S  ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED  DECEMBER
31,  2000  (WITHOUT  EXHIBITS),  AS  FILED  WITH  THE  SECURITIES  AND  EXCHANGE
COMMISSION,  BY WRITING TO KENNETH A. BROWN,  DIRECTOR AND  SECRETARY AT INVICTA
CORPORATION,1121 HOLLAND DRIVE, BOCA RATON, FLORIDA 33487.

                              STOCKHOLDER PROPOSALS

         Stockholder  proposals  made in  accordance  with Rule 14a-8  under the
Securities  Exchange Act of 1934, as amended and intended to be presented at the
Company's 2002 Annual Meeting of Stockholders must be received by the Company at its principal  office in Boca Raton,  Florida no later than February 5, 2002 for inclusion in the proxy statement for that meeting.

                                  OTHER MATTERS

         As of the date of this Proxy Statement,  management knows of no matters other than those set forth herein which will be presented for  consideration  at the  Meeting.  If any other matter or matters are  properly  brought  before the
Meeting or any adjournment  thereof, the persons named in the accompanying Proxy will have  discretionary  authority to vote,  or otherwise  act, with respect to such matters in accordance with their judgment.

                                              Kenneth A. Brown
                                              SECRETARY
June 4, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              INVICTA CORPORATION.

                     PROXY -- ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 25, 2001

         The  undersigned  hereby  appoints  William J. Reilly,  Esq. and Murray
Schwartz,  Esq. and each of them,  the true and lawful  attorneys and proxies of the undersigned,  with full power of substitution,  to vote all of the shares of
Common Stock of Invicta  Corporation  (the  "Company")  which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Double Tree Guest Suites, 701 NW 53rd Street, Boca Raton,  Florida 33487,
on June 25, 2001, at 10:00 A.M., local time, or at any adjournment thereof.

         The undersigned  hereby revokes any proxy or proxies  heretofore  given and  acknowledges  receipt of a copy of the Notice of Annual  Meeting  and Proxy
Statement,  both dated June 4, 2001,  and a copy of the Company's  Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

THIS PROXY WILL BE VOTED IN ACCORDANCE  WITH ANY DIRECTIONS  HEREIN GIVEN. IF NO
DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES AS DIRECTORS,
AND TO RATIFY  THE  APPOINTMENT  OF  SCHUHALTER  COUGHLIN  & SOUZZO,  LLC AS THE
COMPANY'S AUDITORS.

1.       To elect the following  directors:  Louis Gleckel,  M.D.,  Alan Yuster,
         Kenneth A. Brown,  Charles  Phillips  and William J. Reilly,  Esq.,  to
         serve as directors until the next annual meeting of shareholders of the
         Company and in each case until their  successors have been duly elected and qualified.

                    [__]    FOR ALL NOMINEES (EXCEPT AS LISTED BELOW)

                    [__]    WITHHELD FROM ALL NOMINEES

    WITHHELD _____________________________________________________________________
             TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), PRINT NAME(S) ABOVE

2.       To ratify the  appointment  of  Schuhalter  Coughlin  & Souzzo,  LLC as auditors of the Company for the year ending December 31, 2001.

                      FOR [___] AGAINST [___] ABSTAIN [___]

NOTE:  Your  signature  should appear the same as your name appears  hereon.  If signing  as  attorney,  executor,  administrator,  trustee or  guardian,  please indicate  the capacity in which  signing.  When  signing as joint  tenants,  all parties in the joint tenancy must sign.  When a proxy is given by a corporation, it should be signed by an authorized officer.

Signature:_________________________             Date: ___________

Signature:_________________________             Date: ___________